As Filed with the Securities Exchange Commission on October 26, 2001

                                      Registration No. 2-84222
                                      File No.        811-3758
_________________________________________________________________
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549
                      __________________

                            FORM N-1A
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]
    Pre-Effective Amendment No.                           [ ]


    Post-Effective Amendment No. 22                       [X]


                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   ACT OF 1940                                            [ ]


   Amendment No. 23                                       [X]


                  (Check appropriate box or boxes)
                      ___________________________

                     MATRIX ADVISORS VALUE FUND, INC.
                     (Formerly Matrix/LMH Value Fund, Ltd.)

           (Exact Name of Registrant as Specified in Charter)

      747 Third Avenue, 31st floor
      New York, NY                             10017
(Address of Principal Executive Office)      (Zip Code)

                  Anthony Vertuno, Esq.
                    Shearman & Sterling
                 80 Pennsylvania Avenue, N.W.
                     Washington, DC 2004
            (Name and Address of Agents for Service)

Approximate date if proposed public offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective
             (check appropriate box):


[ ]  Immediately upon filing    [X] On October 29, 2001 pursuant
     pursuant to paragraph          to paragraph (b)
     (b)


[ ]  60 days after filing       [ ] on               pursuant
     pursuant to paragraph          to paragraph (a)(i)
     (a)(i)

[ ]  75 days after filing       [ ] on               pursuant
     pursuant to paragraph          to paragraph (a)(ii) of
     (a)(ii)                        Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        MATRIX ADVISORS VALUE FUND, INC.

The Matrix Advisors Value Fund, Inc. is a no-load mutual fund that principally invests in common stocks. The Fund seeks to achieve a total rate of return which is comprised of capital appreciation and current income.


The Securities and Exchange Commission has not approved or disapproved these
securities or passed upon the accuracy or adequacy of this Prospectus.   Any
representation to the contrary is a criminal offense.


                The date of this Prospectus is October 29, 2001



                                TABLE OF CONTENTS

An Overview of the Fund ..............................................
Performance ..........................................................
Fees and Expenses ....................................................
Investment Objective and Principal Investment Strategies .............
Principal Risks of Investing in the Fund .............................
Investment Advisor ...................................................
Shareholder Information ..............................................
Pricing of Fund Shares ...............................................
Dividends and Distributions ..........................................
Tax Consequences .....................................................
Financial Highlights .................................................
Privacy Notice........................................................

                            An Overview of the Fund

What is the Fund's investment goal?

The Fund seeks to achieve a total rate of return which is comprised of capital appreciation and current income.

What are the Fund's principal investment strategies?

The Fund invests primarily in common stocks of domestic companies that the Advisor believes are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis. Stocks will be sold when the Advisor believes they no longer represent value.

What are the principal risks of investing in the Fund?

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

*  The stock market goes down
*  Interest rates rise which can result in lower equity valuations
*  Value stocks fall out of favor with the stock market
* Stocks in the Fund's portfolio may not increase their earnings at the rate anticipated
*  The Advisor's investment strategies do not produce the expected results

Who may want to invest in the Fund?

The Fund may be appropriate for investors who:

*  Are pursuing a long-term goal such as retirement
*  Want to add an investment in undervalued stocks to their equity portfolio
* Are willing to accept higher short-term risk along with higher potential for long-term growth of capital

The Fund may not be appropriate for investors who:

*  Need regular income or stability of principal
*   Are pursuing a short-term goal

                                  Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average return over time compared with a broad-based market index. This past performance will not necessarily continue in the future. Matrix Asset Advisors became Sub-advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Previous periods during which the Fund was advised by another investment adviser are not shown.


Calendar Year Total Returns*

[The following is the bar chart]

1997: 17.85%
1998:  2.90%
1999: 32.85%
2000:  7.96%

[End of the bar chart]

*    The Fund's year-to-date return as of 9/30/01 was -5.01%.

During the period shown in the bar chart, the Fund's highest quarterly return was 24.33% for the quarter ended December 31, 1988 and the lowest quarterly return was -22.37% for the quarter ended September 30, 1998.

Average Annual Total Returns
as of December 31, 2000

                                   1 Year       From 7/3/96**
                                   ------       -------------
Marix Advisors Value Fund           7.96%          15.66%
S&P 500 Index*                     -9.10%          17.94%
___________________
* The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.
**   The date Matrix Asset Advisors became Sub-advisor to the Fund.

                               Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases..................... None
Maximum deferred sales charge (load)................................. None
Redemption fee (as a percentage of amount redeemed)* ................ 0.75%


Annual fund operating expenses**
(expenses that are deducted from Fund assets)

Management Fees...................................................... 1.00%
Distribution and Service (12b-1) Fees................................  None
Other Expenses....................................................... 0.37%
                                                                      -----

Total Annual Fund Operating Expenses................................. 1.37%
                                                                      -----
Fee Reduction and/or Expense Reimbursement...........................(0.27%)
                                                                     -------
Net Expenses......................................................... 1.10%
                                                                      =====

______________
* The redemption fee applies to those shares that you have held for less than two months. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
**   The Advisor has contractually agreed to reduce the fees and/or net expenses of the Fund for an indefinite period to ensure that Total Fund Operating Expenses will not exceed the net expense amount shown. For the fiscal year ending June 30, 2001, the Advisory voluntarily reimbursed the Fund for expenses in excess of 0.99%. As a result, the Fund's net expenses for the fiscal year ended June 30, 2001 were 0.99%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

     One Year .............    $  112
     Three Years...........    $  350
     Five Years............    $  606
     Ten Years.............    $1,340

            Investment Objective and Principal Investment Strategies

The goal of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income. The Fund selects for investment only securities that are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis.

Classic Valuation Analysis

Classic Valuation Analysis is an investment methodology based on principles developed over 50 years ago by Benjamin Graham. The underlying principle of Classic Valuation Analysis is "Buy value . . . it will out." Value criteria requires companies to have a strong financial position, as measured by balance sheet data, and current low stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book values.

Consistent with the principles of Classic Valuation Analysis, the Fund diversifies its portfolio over a range of companies and industries. Once an equity investment has been purchased for the Fund's portfolio, it generally is sold for one of two reasons:

*  the security no longer represents a value, as determined by the Advisor, or
* there has been a fundamental change in the issuer's balance sheet or results of operations so that it no longer meets the Fund's financial or valuation criteria.

In addition, the Fund may, in unusual circumstances, sell a security at a time when the sale is not indicated by Classic Valuation Analysis to avoid adverse tax consequences or to meet abnormally heavy redemption requests.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading also leads to lower transaction costs, which could help to improve performance.

Under normal market conditions, the Fund will stay fully invested in stocks. However, the Fund may temporarily depart from its principal investment strategies by making substantial short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

Principal Risks of Investing in the Fund

The principal risks that may adversely affect the Fund's net asset value or total return are summarized above under "An Overview of the Fund." These risks are discussed in more detail below.

Management Risk. Management risk means that your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and determination of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. Market risk means that the price of common stock may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer. Market risk may affect a single issuer, industry, section of the economy or the market as a whole. Since the Fund invests in equity securities, its share price will change daily in response to stock market movements.

Undervalued Stocks Risk. Undervalued stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

                               Investment Advisor

Matrix Asset Advisors, Inc. is the investment advisor to the Fund. The Advisor's address is 747 Third Avenue, New York, NY 10017. The Advisor has provided investment advisory services to individuals, endowment, and pension accounts since 1986. The Advisor presently manages assets in excess of $590(??) million. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2001, the Advisor received advisory fees of 0.62% of the Fund's average daily net assets, net of waiver.

Portfolio Manager

Mr. David A. Katz, President, Chief Investment and Financial Officer and Secretary of the Fund, is principally responsible for the management of the Fund's portfolio. Mr. Katz has been President and Chief Investment Officer and a principal shareholder of the Advisor for over five years.

Fund Expenses

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                            Shareholder Information

How to Buy Shares

You may open a Fund account with $1,000 and add to your account at any time with $100 or more. You may open a retirement account or Automatic Investment Plan account with $500 and add to your account at any time with $100 or more. The Fund may waive minimum investment requirements from time to time.

You may purchase shares of the Fund by check or wire. Shares are purchased at the net asset value next determined after the Transfer Agent receives your order with complete information and meeting all the requirements discussed in this Prospectus. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund reserves the right to require payment by certified or official bank check or wire transfer for orders of $50,000 or more. The Fund does not issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

By Check

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check (made payable to "Matrix Advisors Value Fund, Inc.") to:

         Matrix Advisors Value Fund, Inc.
         c/o ICA Fund Services Corp.
         4455 East Camelback Rd., Ste. 261E
         Phoenix, AZ 85018

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Matrix Advisors Value Fund, Inc." to the Fund in the envelope provided with your statement or to the address noted above. You should write your account number on the check. You may also mail a letter together with a check to the Transfer Agent identifying the name of the Fund, indicating the dollar value of shares to be purchased. Write your account number on the check.

By Wire

If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. You may also fax the Account Application to the Transfer Agent at 1-602-522-8172. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once you have faxed your Account Application, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

         Firstar Bank, N.A. Cinti/Trust
         ABA Routing #0420-0001-3
         Attn: Matrix Advisors Value Fund, Inc.
         DDA #486447501
         Account name (shareholder name)
         Shareholder account number

If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at (800) 576-8229. Your bank may charge you a fee for sending a wire to the Fund.

You may buy, sell or exchange shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan. The initial minimum investment is reduced to $500 for investors who wish to enroll in this Plan. Under this Plan, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

Retirement Plans

The Fund offers an Individual Retirement Account ("IRA") plan. You may obtain information about opening an account by calling the Transfer Agent at (800) 576-8229.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange ("NYSE") are open for business. The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 0.75% fee on redemptions of Fund shares purchased and held for less than two months. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. If stock certificates have been issued for shares being redeemed, you must include the stock certificates with your request. Corporations, executors, administrators, trustees or guardians must submit documents evidencing their authority to act. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

         Matrix Advisors Value Fund, Inc.
         c/o ICA Fund Services Corp.
         4455 East Camelback Rd., Ste. 261E
         Phoenix, AZ 85018

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Exchange Privilege

You may exchange your Fund shares for shares of the Firstar Stellar Treasury Fund ("Firstar Fund"), a money market fund affiliated with the Fund's Custodian. Prior to making such exchange, you should obtain and carefully read the prospectus for the Firstar Fund.

You may exchange your shares by simply sending a written request to the Fund's Transfer Agent. You should give the name of the Fund, your name and account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the persons whose names appear on the account registration.

If you complete the Exchange Privilege Authorization option on the Account Application, you may exchange all or some of your shares by calling the Transfer Agent at (800) 576-8229 before the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time.

When you establish any telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. The Fund reserves the right to refuse a telephone request if it believes that the person making the request is neither the record owner of the shares nor otherwise authorized by the shareholder to request the transaction. Shareholders will be promptly notified of any refused request for a telephone exchange. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

The Fund reserves the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. The Fund may modify, restrict or terminate the exchange privilege at any time.

Shareholders of the Firstar Fund may request that redemption proceeds of $1,000 or more be wired directly to a bank account. If you did not purchase your shares with a certified check or wire, the Firstar Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

You may request telephone exchange privileges after your account is opened by calling the Transfer Agent at (800) 576-8229 for instructions.

You may have difficulties in making a telephone exchange during periods of abnormal market activity. If this occurs, you may make your exchange request in writing.

                             Pricing of Fund Shares

The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                          Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically after year end.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

                                Tax Consequences

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Financial Highlights

This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information for the fiscal years ended June 30, 1999, 2000 and 2001 has been audited by Tait, Weller & Baker, independent accountants. Their report and the Fund's financial statements are included in the Annual Report, which is available upon request. Information for earlier periods shown was audited by other independent accountants.

For a share outstanding throughout each year

                                                            Years Ended June 30,
                                              ---------------------------------------------
                                             2001       2000      1999      1998      1997
Net asset value, beginning of year ........ $43.49     $38.40    $32.90    $29.39    $24.10
                                             -----      -----     -----     -----     -----
Income from investment operations:
   Net investment income...................   0.20       0.11      0.03      0.14      0.10

   Net realized and unrealized gain
    on investments ........................   3.03       5.30      6.26      3.54      5.52
                                              ----       ----      ----      ----      ----

Total from investment operations ..........   3.23       5.41      6.29      3.68      5.62
                                              ----       ----      ----      ----      ----
Less distributions:
   Dividends from net investment income ...  (0.15)     (0.00)    (0.09)    (0.17)    (0.33)
                                              ----       ----      ----      ----      ----
   Distributions from realized gains ......  (0.78)     (0.32)    (0.70)    (0.00)    (0.00)
                                              ----       ----      ----      ----      ----

Total distributions .......................  (0.93)     (0.32)    (0.79)    (0.17)    (0.33)
                                              ----       ----      ----      ----      ----

Net asset value, end of year .............. $45.79     $43.49    $38.40    $32.90    $29.39
                                             =====      =====     =====     =====     =====

Total return ..............................   7.50%     14.18%    19.79%    12.56%    23.47%

Ratios/supplemental data
Net assets at end of year (millions) ...... $42.60     $18.10    $11.10    $10.00     $8.50

Ratio of operating expenses to
     average net assets:
   Before expense reimbursement ........... 1.37%       1.65%     1.83%     1.80%     1.92%

   After expense reimbursement ............ 0.99%       0.99%     1.25%     1.23%     1.42%

Ratio of net investment income (loss) to
     average net  assets:
   Before expense reimbursement ........... 0.22%      (0.35%)   (0.48%)    (0.12%)   (0.06%)

   After expense reimbursement ............ 0.60%       0.31%     0.10%      0.45%     0.44%

Portfolio turnover rate ...................  55%         40%       33%       68%      129%

                               Investment Advisor
                          Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                       *

                                   Custodian
                     Firstar Institutional Custody Services
                               425 Walnut Street
                              Cincinnati, OH 45202

                                       *

                                 Transfer Agent
                            ICA Fund Services Corp.
                      4455 East Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                       *

                            Independent Accountants
                              Tait, Weller & Baker
                              8 Penn Center Plaza
                             Philadelphia, PA 19103

                                       *

                                 Legal Counsel
                              Shearman & Sterling
                         801 Pennsylvania Avenue, N.W.
                              Washington, DC 20004

                                 PRIVACY NOTICE

The Fund and the Advisor collect non-public information about you from the following sources:

*  Information we receive about you on applications or other forms;
*  Information you give us orally; and
*  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

                        MATRIX ADVISORS VALUE FUND, INC.
                        www.matrixadvisorsvaluefund.com


For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                            New York, New York 10017
                            Telephone: 1-800-366-6223

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available

* Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or
* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
* For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.



                                             (The Fund's SEC Investment Company
                                             Act file number is 811-03758)

                        MATRIX ADVISORS VALUE FUND, INC.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017



                      STATEMENT OF ADDITIONAL INFORMATION
                                October 29, 2001



This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated October 29, 2001, as may be revised, of Matrix Advisors Value Fund, Inc. (the "Fund"). Matrix Asset
Advisors, Inc.  (the "Advisor") is the advisor to the Fund.   A copy of the
Fund's Prospectus is available by calling (212) 486-2004.



                               TABLE OF CONTENTS

The Fund ..........................................B-
Investment Objective and Policies .................B-
Investment Restrictions ...........................B-
Directors and Officers ............................B-
The Fund's Investment Advisor .....................B-
Execution of Portfolio Transactions ...............B-
Portfolio Turnover.................................B-
Additional Purchase and Redemption Information ....B-
Distributions and Tax Information .................B-
Determination of Share Price ......................B-
Performance Information ...........................B-
General Information ...............................B
Financial Statements ..............................B-
Appendix ......................................... B-

                                    THE FUND

The Fund is an open-end management investment company organized as a Maryland corporation. The Fund is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                       INVESTMENT OBJECTIVE AND POLICIES


The Fund is a mutual fund with the investment objective of seeking to achieve a total rate of return which is comprised of capital appreciation and current income. The Fund is diversified. Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund's total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.


The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

On April 3, 2000, the Fund changed its name from Matrix/LMH Value Fund, Inc. to Matrix Advisors Value Fund, Inc.

Preferred Stock

The Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities

The Fund may invest in convertible securities (bonds, notes, debentures, preferred stock and other securities convertible income common stocks ) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a rated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

Investment Companies

The Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Foreign Securities

The Fund may invest up to 10% of its total assets in securities of foreign issuers that are listed and traded on national securities exchanges or traded over-the-counter in the United States.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected by currency restrictions and exchange control regulations enacted from time to time.

Euro Conversion. Several European countries adopted a single uniform currency known as the "euro," effective January 1, 1999. The euro conversion, that will take place over a several-year period, could have potential adverse effects on the Fund's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with the Fund's operations. The Fund and the Advisor are working with providers of services to the Fund in the areas of clearance and settlement of trade to avoid any material impact on the Fund due to the euro conversion; there can be no assurance, however, that the steps taken will be sufficient to avoid any adverse impact on the Fund.

Market Characteristics. The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing, they usually have substantially less volume than U.S. markets, and the Fund's foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on some of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Options on Securities

The Fund may write (sell) covered call options on its portfolio securities ("covered options") in an attempt to enhance gain, although it has no present intention to do so and may only do so to the extent of up to 5% of its net assets.

When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the

Fund forgoes, in exchange for the premium less the commission ("net premium") the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

Closing purchase transactions enable the Fund immediately to realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers' acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

                            INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. Purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

2. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding voting securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

3. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

4.  Invest in companies for the purpose of exercising management or control;

5. Purchase or sell real estate, although the Fund may invest in the readily marketable securities of companies whose business involves the purchase or sale of real estate;

6.  Purchase or sell commodities or commodities contracts;

7. Purchase the securities of any investment company, except (i) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases or (ii) if acquired in connection with a plan of reorganization;

8.  Purchase securities on margin;

9.  Effect short sales of any securities;

10. Make loans, except by the acquisition of a portion of an issue of publicly traded bonds, debentures, notes, and other debt securities;

11. Borrow money, except for temporary emergency purposes in amounts not in excess of 5% of the Fund's total assets;

12.  Mortgage, pledge or hypothecate securities;

13. Act as an underwriter of securities except insofar as the Fund might technically be deemed an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities;

14. Purchase or retain the securities of any issuer if the Fund's officers or directors, or those of the Advisor, who each own 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; or

15.  Issue any class of securities senior to any other class of securities.

As a matter of operating but not fundamental policy, which can be changed without shareholder approval, the Fund may not purchase any securities which would cause more than 5% of the Fund's net assets at the time of such purchase to be invested in securities which may not be publicly sold without registration
under the Securities Act of 1933 or are otherwise not readily marketable.   If
such policy were to be changed, such investments would be limited to no more than 15% of net assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

                             DIRECTORS AND OFFICERS

The directors and officers of the Fund are as follows:

Name and Address and Principal
Occupations During the Past Five Yrs.        Offices With the Fund

David A. Katz, CFA, Age 38*                  Chairman of the Board,
747 Third Avenue                             President, Secretary, and Treasurer
New York, NY 10017

Mr. Katz is President and Chief Investment Officer of Matrix Asset Advisors, the Fund's Advisor, and portfolio manager of the Fund. He has been associated with the Advisor and its predecessor since its founding in 1986.

Robert M. Rosencrans, Age 72                 Director
747 Third Avenue
New York, NY 10017

Mr. Rosencrans has been President of Columbia International, Inc. since 1984. From 1962 to 1984 he was President and Chief Executive Officer of United Artists Cablesystems Corporation.

T. Michael Tucker, Age 57                    Director
747 Third Avenue
New York, NY 10017

Mr. Tucker is the owner of T. Michael Tucker, a certified public accounting firm which he established in 1977.

Larry D. Kieszek, Age 49                     Director
747 Third Avenue
New York, NY 10017

Mr. Kieszek is Managing Partner of Purvis, Gray & Company, a certified public accounting firm with which he has been associated since 1974.

Douglas S. Altabef, Age 49                   Executive Vice President
747 Third Avenue
New York, NY 10017

Mr. Altabef is the Managing Director of Matrix Asset Advisors, the Fund's Advisor. He has been associated with the Advisor since 1996. From 1993 to 1996, he was President and Chief Executive Officer of Varsity Recreational Holdings.

Steven G. Roukis, CFA, Age 33                Senior Vice President
747 Third Avenue
New York, NY 10017

Mr. Roukis is Senior Vice President-Equity Research of Matrix Asset Advisors, the Fund's Advisor. He has been associated with the Advisor since 1994.
_________________
*Mr. Katz is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act").


All Directors who are not interested persons are entitled to receive a fee of $500 per meeting plus expenses of attending Board of Directors meetings. With respect to meetings held during the fiscal year ended June 30, 2001, the Directors did not receive fees or expense reimbursement.


The Directors and officers of the Fund as a group may be deemed to own beneficially less than 1% of Fund shares outstanding as of the date of this SAI.

                         THE FUND'S INVESTMENT ADVISOR

Matrix Asset Advisors, Inc. (the "Advisor") serves as the Fund's Advisor under an Advisory Agreement, which provides that the Advisor will obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, formulate a continuing program for the management of the Fund's assets in a manner consistent with its investment objective, and implement this program by selecting on a discretionary basis the securities to be purchased or sold by the Fund and placing orders for such purchases and sales. In addition, the Advisor provides for the Fund's office needs, supervises the maintenance of the Fund's books and records, provides the Fund with persons competent to perform all of these executive and administrative functions, supervises and coordinates the activities of the Fund's institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as directors and officers of the Fund, all without additional cost to the Fund. Certain directors and officers of the Advisor presently serve as directors or officers of the Fund. The Advisor has retained, at its own expense, Investment Company Administration LLC, 2020 E. Financial Way, Suite 100, Glendora, CA 91741.

The Fund pays all other expenses incurred in the operation of the Fund, except as provided below, including taxes, fees and commissions, bookkeeping expenses, share issuance expenses, expenses of redemption of shares, charges of its custodian and transfer agent, costs of preparing and printing reports and prospectuses for the Fund's existing shareholders, registration fees, auditing and legal expenses, and expenses and fees of outside directors.

The Advisor also has agreed to pay the fees and expenses of printing and distributing reports or prospectuses prepared for the Fund in connection with the offering or sale of its shares, of preparing and setting in type, printing and mailing all advertising and sales literature and all other expenses in connection with the offer and sale of Fund shares not specifically allocated to the Fund.

The Advisory Agreement continues in effect from year to year, if such continuation is specifically approved at least annually by the Fund's Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund's shares, and in either case, also by a vote of a majority of the Fund's shares and in either case, also by a vote of a majority of directors who are not "interested persons" of the Advisor or the Fund within the meaning of the Investment Company Act of 1940. The Advisory Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and terminates automatically in the event of its assignment.

The Advisory Agreement provides that neither the Advisor, its directors, officers or employees, nor certain other persons performing specific functions for the Fund, shall be liable to the Fund, except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


The Fund has agreed to pay the Advisor, as compensation for all services rendered, staff and facilities provided and expenses paid or assumed (excluding organizational costs), an annual fee, payable monthly, of 1.00% of the Fund's
average daily net assets.    For the fiscal year ended June 30, 2001, investment
advisory fees of $292,709 were incurred, of which $109,897 was waived by the Advisor. For the same period, the Advisor reimbursed the Fund an additional $2,000 in expenses. For the fiscal year ended June 30, 2000, investment advisory fees of $139,255 were incurred, of which $91,202 was waived by the Advisor. For the same period, the Advisor reimbursed the Fund an additional $2,000 in expenses. For the fiscal year ended June 30, 1999, investment advisory fees of $92,001 were incurred, of which $51,319 were waived by the Advisor. For the same period, the Advisor reimbursed the Fund an additional $2,000 in expenses.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

While it is the Fund's general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds ("Funds") managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or Funds. In such event, the position of the Fund and such client account(s) or Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or Funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or Funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or Funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.


For the fiscal year ended June 30, 2001, the fund paid $113,932 in brokerage commissions with respect to portfolio transactions. Of such amount, $52,358 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal years ended June 30, 2000 and 1999, the Fund paid $33,939and $13,223, respectively, in brokerage commissions.

                               PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions." For the fiscal years ended June 30, 2001 and 2000, the Fund had a portfolio turnover rate of 50% and 40%, respectively.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

The public offering price of Fund shares is the net asset value. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund's Prospectus. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Fund may suspend the right of redemption: (a) for any period during which the NYSE is closed, or the Securities and Exchange Commission ("SEC") determines that trading on the NYSE is restricted; (b) when there is an emergency as determined by the SEC as a result of which it is not practicable for the Fund to dispose of its securities; or ( c) for such other period as the SEC may by order permit for the protection of the Fund's shareholders.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading.

Delivery of redemption proceeds

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

Redemptions-in-kind

The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act which obligates it to pay in cash all redemptions to any shareholder of record unless a shareholder requests a redemption, within a 90 day period, of shares having a value in excess of (i) $250,000, or (ii) 1% of the Fund's net asset value, whichever is less. In this case, the Fund is permitted to pay the redemption price in whole or in part by a distribution of securities from its portfolio.
In that event, the value of the securities distributed would be equal to the amount redeemed, determined at the same time, and in the same manner, as the redemption price is determined. Shareholders who receive redemption payments in securities may incur brokerage costs in converting the securities they receive into cash.

Automatic Investment Plan

As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                       DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and, as such, will pay no Federal income taxes on net income or net realized capital gains distributed to shareholders. Consistent with requirements for qualification as a regulated investment company, the Fund intends to distribute each year substantially all of its net investment income and net profits received from sales of portfolio securities, after offsetting against these profits any available capital loss carryforwards. The availability of net income for dividends is dependent on the level of the Fund's income and expenses, and the actual amount and timing of any dividend or distribution is subject to the discretion of the Fund's Board of Directors.

Under current law, ordinary income dividends received by corporate shareholders may be eligible for the 70% dividends-received deduction for corporations. The dividends-received deduction for corporations will apply to that portion of the ordinary income dividend designated by the Fund as qualifying for the dividends-received deduction. Any distributions made by the Fund will not be eligible for the dividends-received deduction with respect to shares which are held by the shareholder for 45 days or less. Capital gain distributions do not qualify for the dividends-received deduction.

Investors should carefully consider the impact of buying Fund shares just before the declaration of an income dividend or capital gains distribution. Any such dividend or distribution paid shortly after a purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution.
The dividend or distribution, though in effect a return of capital, would be taxable as ordinary income.

Investors will recognize gain or loss upon the redemption of shares of the Fund. Such gain or loss will be capital gain or loss if the shares were held as capital assets by the investor. Such capital gain or loss will be long-term or short-term depending upon the investor's holding period for such shares.

The Fund is subject to a non-deductible 4% excise tax on the excess of required distributions over the amounts actually distributed by the Fund on a calendar year basis. The Fund expects to declare and pay such distributions of net investment income and capital gains as may be necessary to avoid the application of this excise tax. The foregoing is a summary discussion of the federal income tax consequences based on federal income tax laws and regulations is believed to be in effect on the date of this SAI. This discussion is not intended to be comprehensive and investors are urged to consult their tax advisors concerning specific questions regarding federal, state and local taxation.

                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Directors decides it is necessary.

In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                            PERFORMANCE INFORMATION

As indicated in the prospectus, from time to time the Fund may include its average total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance.

The Fund's total return may be compared to relevant indices and indices published by statistical data gathering organizations that track performance of mutual funds, such as the Russell 2000 Index, the Standard & Poor's 500 Index and The Value Line Index. The Russell 2000 Index is composed of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization and is widely regarded in the industry as the premier measure of small cap stocks. The Standards & Poor's 500 Index is an unmanaged stock index that measures the performance of 500 domestic large cap companies. The Value Line Index is an unmanaged index os 1,700 equally weighted companies. In addition, the Fund may compare its performance to a composite index which the Advisor has determined reflects the asset composition of the Fund's portfolio, such as the All Cap Index. The All Cap Index is a composite calculated based on l/3 performance of the S&P 500 (cap weighted), 1/3 Value Line and l/3 Russell 2000. From time to time, evaluations of the Fund's performance by independent sources, such as Morningstar Overall Rating, may also be used in advertisements and in information furnished to present or prospective investors in the Fund. Morningstar proprietary ratings reflect historical risk-adjusted performance of all funds which are in a Morningstar category, such as mid cap value funds. Subject to change every month, a fund's rating is based on its three-year, and (when available) five- and ten-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

Average annual total return quotations for the specified periods are computed rates of return ("T") (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested ("P") to the redeemable value of such investment at the end of each period ("ERV"), over a period of time ["n"], according to the following formula:

                                       n
                              P (1 + T)  = ERV


The Fund may also quote aggregate total return performance data. Aggregate total return data generally will be higher than average annual total return data since the aggregate rate of return reflects performance over a longer period of time. The Fund's average annual total return for the period July 3, 1996 through June 30, 2001 was 15.38%. The Fund's total return for the fiscal year ended June 30, 2001 was 7.50%. Prior to July 3, 1996, the Fund was advised by another investment advisor. Certain fees and expenses of the Fund have been reimbursed during this period. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.


                              GENERAL INFORMATION

Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

Firstar Bank, N.A. located at 425 Walnut St., Cincinnati, Ohio 45201 acts as Custodian of the securities and other assets of the Fund. ICA Fund Services Corp. 4455 East Camelback Road, Suite E261, Phoenix, AZ 85018 acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

Shearman & Sterling, 801 Pennsylvania Avenue, N.W., Washington, DC 20004, serves as counsel to the Fund. Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, serves as the Fund's independent accountants.


On October 5, 2001, Charles Schwab & Co., Inc. Special Custody Account for Benefit of Customers, San Francisco, CA 94104-4122, owned 68.73% or more of the Fund's outstanding voting securities.


The Fund's shares are denominated "Common Stock, $.01 par value." Shares have no pre-emptive rights and are fully paid and non-assessable. Shares have non-cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, in which event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any directors.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; (iv) ratification of selection of independent accountants.

The Boards of the Fund and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Funds.

                              FINANCIAL STATEMENTS


The annual report to shareholders for the Fund for the fiscal year ended June 30, 2001 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.


                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

                              Part C
                         Other Information

Item 23.     Exhibits.


               1(a).     Articles of Incorporation (2)

               1(b).     Articles of Amendment(1)

               2(a).     By-laws (as amended through October 25,
                         1988) (2)

               2(b). Revised Sections 6.1, 6.7 and 6.8 of By-laws (2)

               3.        Specimen Share Certificate (2)

               4(a).     Investment Advisory Agreement(1)

               4(b).     Operating Expense Agreement

               5.        Not applicable

               6.        Not applicable

               7.        Custody Agreement(1)

               8.        Transfer Agency and Accounting Services
                         Agreement(1)

               9.        Opinion of Counsel(2)

              10(a).     Consent of accountants

              10(b).     Powers of Attorney (2)
              11.        Not applicable

              12.        No undertaking in effect

              13.        Not applicable

              14.        Not applicable

              15.        Not applicable

              16.        Codes of Ethics-
                         Matrix Asset Advisors and
                         Matrix Advisors Value Fund (3)

(1) Incorporated by reference from Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on June 6, 1997.
(2) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on October 29, 1998.
(3) Incorporated by reference from Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 18, 2000.


Item 24.   Persons Controlled by or Under Common Control with
           Registrant.

           None


Item 25.   Indemnification

     Reference is made to Article XI of Registrant's By-Laws (Exhibit 2 to this Registration Statement) and Section 10 of the Investment Advisory Agreement (Exhibit 5 to this Registration Statement) The Fund maintains a policy of insurance in favor of the Fund, its directors, officer and employees, against liability arising from certain acts, errors and omissions. The policy will not insure any director, officer, or employee against liability found to be caused by the director's, officer's or employee's wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the successful defense of any action, suit or proceeding) is asserted the registrant by such director, officer or controlling person in connection with the shares being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The registrant hereby undertakes that it will apply the indemnification provisions of its By-laws in a manner consistent with Release No. 11330 under the Investment Company Act of 1940 as long as the interpretation of
     Section 17(h) and (i) of such Act expressed in that Release remains in effect.

Item 26.  Business and Other Connections of Investment Adviser

     Reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by the Advisor (File No. 801-36872).

Item 27.  Principal Underwriter

     No person acts as principal underwriter to the Registrant.

Item 28.  Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
     Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the office of the Custodian and Shareholder Service Agent, except for securities trading journals, Articles of Incorporation, By-laws and minutes of shareholders and Board of Directors' meetings, which are maintained at the offices of the Advisor.

Item 29.  Management Services

     Other than as set forth in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management related service contract.

Item 30.  Undertakings

     None

                            SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 25th day of October, 2001.

               MATRIX ADVISORS VALUE FUND, INC.

               By /s/ David A. Katz
                    David A. Katz
                    Chairman and President


Pursuant to the requirements of the Securities Act of 1933, this amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dated indicated.



/s/ David A. Katz                       October 25, 2001
David A. Katz
Chairman, President and Treasurer
(Chief Financial and Accounting Officer)



/s/ Robert M. Rosencrans                October 25, 2001
Robert M. Rosencrans
Director



/s/ T. Michael Tucker                    October 25, 2001
T. Michael Tucker
Director



/s/ Larry D. Kieszek                     October 25, 2001
Larry D. Kieszek
Director

                              EXHIBITS


Exhibit No.         Description

99B.4.B        Operating Expense Agreement
99.B10         Consent of accountants